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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          June 25, 2003 (June 23, 2003)
                Date of Report (Date of earliest event reported)




                               DIMON INCORPORATED
             (Exact name of registrant as specified in its charter)


          Virginia                000-25734,  001-13684          54-1746567
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                                512 Bridge Street
                            Danville, Virginia 24541
                    (Address of principal executive offices)


                                 (804) 792-7511
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)

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                      INFORMATION TO BE INCLUDED IN REPORT

Item 8.       Change in Fiscal Year.

DIMON Incorporated today announced that its Board of Directors determined on June 23, 2003 to change its fiscal year-end to March 31, effective with the 2004 fiscal year beginning July 1, 2003. The primary purpose of the change is to better match the financial reporting cycle with natural global crop cycles for leaf tobacco. DIMON's predecessor companies selected the existing June 30 fiscal year-end many years ago when operations were substantially domestic because it matched the United States crop cycle. However, given the importance of DIMON's international operations today, particularly those in South America for which financial results now straddle fiscal years, a March 31 year-end is a more appropriate fiscal end.

DIMON expects to file its regularly scheduled Quarterly Reports on Form 10-Q during the shortened fiscal year 2004, and to file a transitional Annual Report on Form 10-K for the shortened fiscal year 2004 covering the nine month period beginning July 1, 2003 and ending March 31, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 DIMON Incorporated



Date: June 25, 2003              By:   /s/ Thomas G. Reynolds
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                                 Thomas G. Reynolds
                                 Vice President - Controller
                                 (Principal Accounting Officer)